POPULAR, INC.

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of September 10, 2008

To Indenture dated as of February 15, 1995

between

POPULAR, INC.

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

Trustee

Floating Rate Notes due 2011

Table of Contents

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01	Definitions	1

SECTION 1.02	Effect of Headings	3

SECTION 1.03	Successors and Assigns	3

SECTION 1.04	Separability Clause	3

SECTION 1.05	Benefits of Instrument	3

SECTION 1.06	Governing Law	3

ARTICLE II

FLOATING RATE NOTES DUE 2011

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.01	Original Issue	8

SECTION 3.02	Integral Part	8

SECTION 3.03	Priority	8

SECTION 3.04	Counterparts	8

SECTION 3.05	Conflict with Trust Indenture Act	9

SECTION 3.06	The Trustee	9

EXHIBIT	A-1

THIRD SUPPLEMENTAL INDENTURE, dated as of September 10, 2008 (the “Third Supplemental Indenture”), between POPULAR, INC., a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (the “Company”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”) to the Indenture, dated as of February 15, 1995, between the Company and the Trustee, (as supplemented by the First Supplemental Indenture, dated as of May 8, 1997, and the Second Supplemental Indenture, dated as of August 5, 1999, the “Indenture”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee are parties to the Indenture, which provides for the issuance from time to time of unsecured debt securities of the Company;

WHEREAS, Section 901(7) of the Indenture permits supplements thereto without the consent of Holders of Securities to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Indenture;

WHEREAS, as contemplated by Section 301 of the Indenture, the Company intends to issue a new series of Securities to be known as the Company’s “Floating Rate Notes due 2011” (the “Notes”) under the Indenture;

WHEREAS, the board of directors of the Company has duly authorized the execution and delivery of this Third Supplemental Indenture;

NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee mutually agree as follows:

ARTICLE I

Definitions and Other Provisions of General Application

SECTION 1.01 Definitions.

Except as otherwise expressly provided or unless the context otherwise requires, all terms used in this Third Supplemental Indenture which are defined in the Indenture shall have the meanings ascribed to them by the Indenture. The following terms used in this Third Supplemental Indenture have the following respective meanings:

“Company” has the meaning set forth in the first paragraph of this Third Supplemental Indenture.

“Day Count Convention” means that if an Interest Payment Date (other than in the case of the Stated Maturity of the Notes) falls on a day that is not a Business Day, that Interest Payment Date will be postponed to the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the Interest Payment Date will be the immediately preceding Business Day.

“Depositary” means The Depositary Trust Company, or any successor thereto.

“Global Security” has the meaning set forth in Section 2.01(d).

“Indenture” has the meaning set forth in the first paragraph of this Third Supplemental Indenture.

“Interest Determination Date” means, for a particular Interest Reset Date, the second London banking day preceding such Interest Reset Date.

“Interest Payment Date” has the meaning set forth in Section 2.02(a).

“Interest Period” means the period beginning on and including September 10, 2008 and ending on but excluding the next Interest Payment Date and each successive period beginning on and including an Interest Payment Date and ending on but excluding the next Interest Payment Date.

“Interest Reset Date” means, for each Interest Period other than the first Interest Period, the first day of such Interest Period, subject to the Day Count Convention.

“Moody’s” means Moody’s Investor Services, Inc.

“Notes” has the meaning set forth in the Recitals.

“Original Issue Date” means September 10, 2008.

“Rating” has the meaning set forth in Section 2.04(a).

“Rating Agency” means Standard & Poor’s or Moody’s.

“Regular Record Date” means March 1, June 1, September 1 and December 1 (whether or not a Business Day).

“Restricted Security” means any Note that has not been transferred pursuant to an exemption from the Securities Act of 1933, as amended.

“Rule 144A” means Rule 144A under the Securities Act of 1933, as amended.

“Spread” means the component of the interest rate on the Notes added to the Three-month LIBOR base rate on the Notes determined in accordance with Section 2.04.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Stated Maturity” means September 12, 2011.

“Third Supplemental Indenture” has the meaning set forth in the Recitals.

“Three-month LIBOR” means the three-month U.S. dollar London Interbank Offered Rate as it appears on Bloomberg screen “US0003M” or any successor page.

“Trustee” has the meaning set forth in the first paragraph of this Third Supplemental Indenture.

SECTION 1.02 Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 1.03 Successors and Assigns.

All covenants and agreements in this Third Supplemental Indenture by the parties hereto shall bind their respective successors and assigns, whether so expressed or not.

SECTION 1.04 Separability Clause.

In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.05 Benefits of Instrument.

Nothing in this Third Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Third Supplemental Indenture or the Indenture.

SECTION 1.06 Governing Law.

This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

ARTICLE II

Floating Rate Notes due 2011

SECTION 2.01 Creation of Series; Establishment of Form.

(a) There is hereby established a new series of Securities under the Indenture entitled “Floating Rate Notes due 2011”.

(b) The form of the Notes, including the form of the certificate of authentication, is attached hereto as Exhibit A. The Restricted Security shall include the legends set forth on the face of Exhibit A, substantially in the form so set forth.

(c) The Company shall issue the Notes in an aggregate principal amount of $250,000,000. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Notes in accordance with Sections 301 and 901 of the Indenture. Any such additional Notes subsequently issued shall rank equally and ratably with the Notes in all respects (except for the payment of interest accruing prior to the issue date of such further Notes or except for the first payment of interest following the issue date of such further Notes), so that such further Notes shall be consolidated and form a single series with the Notes and shall have the same terms as to status, redemption or otherwise as the Notes.

(d) The Notes shall be offered and sold in reliance on Rule 144A and shall be issued initially in the form of one or more permanent global securities, without coupons, registered in the name of the Depositary or a nominee of the Depositary (each, a “Global Security”) and deposited with the Trustee, as custodian for the Depositary. Any proposed transfer of an interest in the Notes shall consist of a transfer in a Global Security and shall be effected through the book-entry system maintained by the Depositary.

(e) The Notes shall not have a sinking fund.

(f) The stated maturity of the principal of the Notes shall be September 12, 2011 (the “Stated Maturity”).

(g) The Notes shall be issued in denominations of $100,000 in principal amount and integral multiples of $1,000 in excess thereof.

(h) The Notes shall be senior unsecured obligations of the Company and will rank equally with all other existing and future unsecured and unsubordinated debt obligations of the Company.

SECTION 2.02 Interest.

(a) The Notes shall bear interest at the rate set forth in Section 2.02(b) below (computed on the basis of actual days elapsed in the Interest Period divided by 360). Interest will accrue from September 10, 2008 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be. Interest is payable quarterly on March 10, June 10, September 10 and December 10, commencing December 10, 2008 (each, an “Interest Payment Date”), to the Person in whose name the Notes were registered at the close of business on the Regular Record Date until the principal thereof is paid or made available for payment, subject to Section 2.03(a) below (except that payment of interest due at the Stated Maturity will be made to the Person to whom payment of the principal of the Notes will be made).

(b) The interest rate on the Notes for the first Interest Period will be 2.8168% plus the applicable Spread Thereafter, the interest rate for any Interest Period will be a per annum rate equal to three-month USD LIBOR, as determined on the applicable Interest Determination Date plus the applicable Spread. The interest rate will be reset quarterly on each Interest Reset Date (except for adjustments to the Spread pursuant to Section 2.04 of this Third Supplemental Indenture). No minimum or maximum rate of interest will apply to the Notes.

SECTION 2.03 Payment of Principal, Interest and Other Amounts.

(a) Notwithstanding Section 113 of the Indenture, if any Interest Payment Date (other than in the case of the Stated Maturity of the Notes) falls on a day that is not a Business Day, that Interest Payment Date will be postponed to the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the Interest Payment Day will be the immediately preceding Business Day. If any other payment date falls on a day that is not a Business Day, the payment due on that day may be paid or made available for payment on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from or after such Interest Payment Date or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

(b) Payments of principal of and interest on the Notes represented by a Global Security shall be made through one or more Paying Agents appointed under the Indenture to the Depositary or its nominee, as the Holder of the Global Security. Initially, the Paying Agent for the Notes will be The Bank of New York Mellon Trust Company, N.A. The Company may change the Paying Agent or Registrar without prior notice to the Holders of the Notes, and in such an event the Company may act as Paying Agent or Registrar. Payments of principal of, premium, if any, and interest on the Notes represented by a Global Security shall be made by wire transfer of immediately available funds; provided, however, that in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.

SECTION 2.04 Interest Rate Adjustment.

(a) The Spread applicable on the Original Issue Date shall be 3.25%. The Spread shall be subject to adjustment from time to time if any Rating Agency downgrades the debt rating applicable to the senior debt of the Company (a “Rating”) to the levels set forth in the tables below.

(b) If the Rating from either Rating Agency is decreased to a Rating set forth in the tables below, the Spread shall increase from the Spread applicable on the Original Issue Date to the Spread set forth in the table below opposite that rating level based on the lesser Rating of either Rating Agency.

Standard & Poor’s Rating Level	Spread
BBB+ or above	3.25%

BBB or BBB-	3.75%

BB+	4.50%

Moody’s Rating Level	Spread
A3 or above	3.25%

Baa1, Baa2 or Baa3	3.75%

Ba1	4.50%

Each subsequent downgrade in the non-investment grade category (including gradations) will result in an additional increase in the applicable Spread of 0.75% per notch. No adjustment of the Spread shall be made solely as a result of a Rating Agency withdrawing a Rating or ceasing to provide a Rating.

(c) If either Rating Agency withdraws its Rating or otherwise ceases to provide a Rating, the Company shall have the right to obtain a Rating from another nationally recognized statistical rating organization (a “Substitute Rating Agency”) and the Rating from the Substitute Rating Agency shall be substituted for the Rating from the Rating Agency that has ceased to provide a Rating. The relative senior debt rating scale used by such Substitute Rating Agency shall be determined in good faith by the Company and shall be deemed to be the equivalent Ratings used by S&P or Moody’s, as applicable, as set forth in the tables above. If the Company fails to appoint a Substitute Rating Agency within 60 days of such withdrawal or cessation, the lowest Rating level set forth above shall be applicable and the Spread shall be 5.25% until Maturity, repurchase or redemption.

(d) If a Rating Agency that has downgraded its Rating subsequent to the Original Issue Date subsequently increases its Rating of the Company’s senior debt and the Rating of that Rating Agency was the only Rating applicable for determining the Spread at such time, the Spread shall decrease from the Spread applicable at such time to the Spread set forth in the table above opposite that rating level based on the lesser Rating of either Rating Agency.

(e) If either Rating Agency changes its Rating more than once during any particular Interest Period, each change shall take effect on the fifth Business Day following such change in Rating.

(f) Each adjustment to the interest rate required by any decrease or increase in a Rating set forth above by any of the Rating Agencies shall be made independent of any and all other adjustments.

(g) Notwithstanding that the Three-month LIBOR shall be determined as of each quarterly Interest Determination Date, any adjustment to the interest rate pursuant to this Section 2.04 shall take effect from the fifth Business Day following the date of a downgrade occurred. The Company shall notify the Trustee promptly of any adjustment to the interest rate pursuant to this Section 2.04.

SECTION 2.05 Redemption; Additional Amounts. The Notes shall not be redeemable at the election of the Company before their Stated Maturity; provided that in the event that the Company is required by applicable law to deduct or withhold any amounts in respect of taxes, duties, assessments or governmental charges with respect to the Notes pursuant to Section 1010 of the Indenture, then the Notes will be redeemable as a whole (but not in part), at the option of the Company, at any time upon not less than thirty (30) nor more than sixty (60) days’ notice given to the Holders as provided in Section 1104 the Indenture at their principal amount together with accrued interest thereon to the date of redemption.

SECTION 2.06 Repurchase at the Option of the Holder.

(a) Each Holder of Notes may require the Company to repurchase such Holder’s Notes, in whole or in part, on each Interest Payment Date beginning on March 10, 2010, at a price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to the date of such repurchase.

(b) The Company shall be required to repurchase any Outstanding Notes for which the Holder delivers a written repurchase notice to the Paying Agent. Such notice must be delivered at any time prior to the opening of business on the date that is sixty (60) days prior to the relevant repurchase date. If the repurchase notice is given and withdrawn during this period, the Company shall not be obligated to repurchase the related Notes.

(c) The Company’s obligation to repurchase any Notes pursuant to this Section 2.06 is subject to the condition that a Holder’s repurchase notice must:

(1) be received by the Paying Agent no later than the close of business on the 60th day preceding the repurchase date;

(2) comply with appropriate procedures of the Depositary;

(3) state the portion of the principal amount of Notes to be repurchased, in multiples of $1,000; and

(4) state that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes.

(d) A Holder may withdraw any repurchase notice by a written notice of withdrawal delivered to the Paying Agent prior to the close of business on the 30th day prior to the repurchase date. Any such written notice of withdrawal must:

(1) state the principal amount of the Notes being withdrawn;

(2) comply with appropriate procedures of the Depositary; and

(3) state the principal amount, if any, that remains subject to the repurchase notice.

(4) The Company shall pay the Holder the repurchase price with respect to Notes properly designated for repurchase on the repurchase date or at the time of book-entry transfer of the Notes at the office of the Paying Agent. With respect to any Notes for which a Holder has received a repurchase price, and whether or not book-entry transfer of the Notes is made, the Notes will cease to be Outstanding, interest will cease to accrue and all rights as a Holder under this Third Supplemental Indenture, the Indenture and the Notes will cease.

(5) The Company may arrange for a third party to purchase any Note for which the Company receives a valid repurchase notice that is not withdrawn, in the manner and otherwise in compliance with the requirements set forth in the terms of the Notes applicable to the offer to repurchase the Notes. If a third party purchases any Notes under such circumstances, then interest will continue to accrue on such Notes and such Notes will continue to be Outstanding after the repurchase date. The third party subsequently may resell such purchased Notes to other Holders, and such Notes will be fungible with all other Notes then Outstanding.

ARTICLE III

Miscellaneous Provisions

SECTION 3.01 Original Issue. The Notes may, upon execution of this Third Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company order, authenticate and deliver such Notes as in such Company order provided.

SECTION 3.02 Integral Part. This Third Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 3.03 Priority. This Third Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Third Supplemental Indenture shall, subject to the terms hereof, supersede the provisions of the Indenture to the extent the Indenture is inconsistent herewith.

SECTION 3.04 Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 3.05 Conflict with Trust Indenture Act. If and to the extent that any provision of the Indenture limits, qualifies or conflicts with a provision required under the terms of the Trust Indenture Act, the Trust Indenture Act provision shall control.

SECTION 3.06 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the day and year first above written.

Popular, Inc.
as Company
By:	/s/ Richard Barrios

Name: Richard Barrios
Title: Senior Vice President and Treasurer
The Bank of New York Mellon Trust Company, N.A.,
as Trustee
By:	/s/ Benita Vaughn

Name: Benita Vaughn
Title: Vice President

Exhibit A

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO POPULAR, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR (3) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS, PURSUANT TO THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

EACH PURCHASER AND TRANSFEREE OF THIS SECURITY BY ITS ACCEPTANCE HEREOF REPRESENTS THAT EITHER (1) IT IS NOT ACQUIRING THE SECURITIES ON BEHALF OF OR WITH THE ASSETS OF (A) ANY PENSION, PROFIT-SHARING OR OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) (EACH, A “PLAN”), (B) ANY INDIVIDUAL RETIREMENT ACCOUNTS, KEOGH PLANS OR ANY OTHER ARRANGEMENTS THAT ARE SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (ALSO “PLANS”), (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF ERISA BY REASON OF ANY PLAN’S INVESTMENT IN SUCH ENTITY OR (D) ANY GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), CERTAIN CHURCH PLANS (AS DEFINED IN SECTION 3(33) OF ERISA) OR NON-U.S. PLANS (AS DESCRIBED IN SECTION 4(B)(4) OF ERISA) SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF THE CODE OR ERISA (COLLECTIVELY, “SIMILAR LAWS”) OR (2) THE ACQUISITION AND HOLDING OF THE SECURITIES DOES NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR SIMILAR VIOLATION UNDER ERISA, THE CODE OR ANY APPLICABLE SIMILAR LAWS. SUCH HOLDER FURTHER REPRESENTS AND COVENANTS THAT THROUGHOUT THE PERIOD IT HOLDS SECURITIES, THE FOREGOING REPRESENTATIONS SHALL BE TRUE.

THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

CUSIP No. 733174AC0
ISIN No. US733174AC02

POPULAR, INC.

FLOATING RATE NOTE DUE 2011

Popular, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter called the “Company”, which term includes any successor Person under the Indenture), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ($) on September 12, 2011 and to pay interest thereon, from September 10, 2008 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 10, June 10, September 10 and December 10 in each year, commencing December 10, 2008 (each, an “Interest Payment Date”), and at the Maturity of the principal hereof, until the principal hereof is paid or made available for payment. The “Interest Period” is the period beginning on and including September 10, 2008 and ending on but excluding the next Interest Payment Date and each successive period beginning on and including an Interest Payment Date and ending on but excluding the next Interest Payment Date.

The interest rate for the first Interest Period will be 2.81688%, plus a number of basis points above the three-Month LIBOR (as defined below), subject to adjustment in accordance with Section 2.04 of the Third Supplemental Indenture (the “Spread”). The interest rate for any Interest Period thereafter will be a per annum rate equal to the three-month U.S. dollar London Interbank Offered Rate (“three-month LIBOR”), as determined on the applicable Interest Determination Date, plus the Spread. The interest rate will be reset quarterly on each Interest Reset Date, except for adjustments in the Spread, which will occur as set forth in Section 2.04 of the Third Supplemental Indenture. The “Interest Determination Date” will be, for a particular Interest Reset Date, the second London banking day preceding such Interest Reset Date. The “Interest Reset Date” will be, for each Interest Period other than the first Interest Period, the first day of such Interest Period, except that if an Interest Payment Date (other than in the case of the Stated Maturity of the Securities) falls on a day that is not a Business Day, that Interest Payment Date will be postponed to the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the Interest Payment Date will be the immediately preceding Business Day (the “Day Count Convention”). No minimum or maximum rate of interest will apply to this Security. Notwithstanding the foregoing, interest on any principal that is overdue shall be payable on demand.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the first calendar day of March, June, September and December, as applicable (whether or not a Business Day, as such term is defined in Section 3 on the reverse hereof), next preceding such Interest Payment Date (a "Regular Record Date”). Any interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest either may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Except as provided in the next paragraph, payment of any amount payable on this Security will be made in U.S. dollars at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (or at any other office or agency maintained by the Company for that purpose), against surrender of this Security in the case of any payment due at the Maturity of the principal hereof; provided, however, that, at the option of the Company and subject to the next paragraph, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Payment of any amount payable on this Security will be made in U.S. dollars by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of this Security is at least $10,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Paying Agent at its Corporate Trust Office, Attention: Securities Processing Division, on or before the Regular Record Date preceding the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal hereof, this Security must be surrendered at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the Regular Record Date preceding the day on which such payment is to be made, in which case such revocation shall be effective for such payment and all later payments; provided that in the case of any payment due at Maturity of the principal of this Security to be effective any request for revocation must be made no later than the 15th day prior to the Maturity of the principal of this Security. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person who is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

Notwithstanding any provision of this Security or the Indenture, the Company may make any and all payments of principal, premium (if any) and interest on this Security pursuant to the applicable procedures of the Depositary for this Security as permitted in the Indenture.

Notwithstanding any provision of this Security or the Indenture, if any amount of principal or premium (if any) would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such amount may be paid or made available for payment on the next succeeding Business Day with the same force and effect as if such amount were paid on the Specified Day. The provisions of this paragraph shall apply to the Security in lieu of the provisions of Section 113 of the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

POPULAR, INC.
By
Name:
Title:

[SEAL]

By
Name:
Title:

Attest:

This Security is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By
Authorized Officer

(Reverse of Security)

1.	Securities and Indenture

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), all issued and to be issued in one or more series under an Indenture, dated as of February 15, 1995, as supplemented by the First Supplemental Indenture, dated as of May 8, 1997, the Second Supplemental Indenture, dated as of August 5, 1999, and the Third Supplemental Indenture, dated as of September 10, 2008 (together herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), duly executed and delivered by the Company to The Bank of New York Mellon Trust Company, N.A. (successor in interest to JPMorgan Chase Bank, N.A.), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and as Successor Trustee to Citibank, N.A., and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

2.	Series and Denominations

This Security is one of the series designated on the face hereof, initially limited to an aggregate principal amount of (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series of securities designated on the face hereof. References herein to the “Securities” include (unless the context otherwise requires) any other securities issued as described in this paragraph and forming a single series with the Securities.

The Securities are issuable only in registered form without coupons in “Authorized Denominations”, which term shall mean $100,000 and any integral multiples of $1,000 in excess thereof.

3.	Business Day and U.S. Dollars

For all purposes of this Security, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is neither a legal holiday nor a day on which commercial banking institutions in New York City generally are authorized or required by law, regulation or executive order to close.

References in this Security to “U.S. dollars” shall mean, as of any time, the coin or currency that is then legal tender for the payment of public and private debts in the United States of America.

4.	Redemption at the Company’s Option

Except as provided below, this Security shall not be redeemable at the option of the Company before the Stated Maturity Date.

In the event that the Company shall be obligated to pay any Additional Amounts due to a change in law, regulation or interpretation, the Company may, at its option, redeem this Security as a whole at a redemption price of 100% of the principal amount thereof together with accrued interest to the date fixed for redemption.

5.	Repurchase at the Option of the Holder

The Holder of this Security may require the Company to repurchase such Security, in whole or in part, on each Interest Payment Date beginning on March 10, 2010, at a price equal to 100% of the principal amount of the Security being repurchased, plus accrued and unpaid interest to the date of such repurchase. The Company shall be required to repurchase any Outstanding Securities for which the Holder delivers a written repurchase notice to the Paying Agent. Such notice must be delivered at any time prior to the opening of business on the date that is sixty (60) days prior to the relevant repurchase date. If the repurchase notice is given and withdrawn during such period, the Company shall not be obligated to repurchase the related Securities.

The Company’s obligation to repurchase any Security is subject to the condition that a Holder’s repurchase notice must: (i) be received by the Paying Agent no later than the close of business on the 60th day preceding the repurchase date, (ii) comply with appropriate procedures of the Depositary, (iii) state the portion of the principal amount of the Security to be repurchased, in multiples of $1,000, and (iv) state that the Security is to be repurchased by the Company pursuant to the applicable provisions of the Security.

A Holder may withdraw any repurchase notice by a written notice of withdrawal delivered to the Paying Agent prior to the close of business on the 30th day prior to the repurchase date. Any such written notice of withdrawal must: (i) state the principal amount of the Security being withdrawn, (ii) comply with appropriate procedures of the Depositary, and (iii) state the principal amount, if any, that remains subject to the repurchase notice. The Company shall pay the Holder the repurchase price with respect to the Security properly designated for repurchase on the repurchase date or at the time of book-entry transfer of the Security at the office of the Paying Agent. With respect to any Security for which a Holder has received a repurchase price, and whether or not book-entry transfer of the Security is made, the Security will cease to be Outstanding, interest will cease to accrue and all rights as a Holder under the Indenture and the Security will cease.

6.	Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company nor the Trustee nor any such agent shall be affected by notice to the contrary.

If this Security is a Global Security, this Security shall be subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

7.	Remedies.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

8.	Modification and Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

9.	Governing Law.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

10. Defined Terms

All terms used in this Security that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -	As tenants in common
TEN ENT -	As tenants by the entireties
JT TEN -	as joint tenants with the right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)
Under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used
though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee)

the attached Security and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

Signature Guaranteed
NOTICE: Signature must be guaranteed.	Notice: The signature to this
assignment must correspond with the
name of the Holder as written upon
the face of the attached Security in
every particular, without alteration
or enlargement or any change
whatsoever.

SCHEDULE OF INCREASES OR DECREASES

The following increases or decreases in

this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian